Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Summary of commitments to make payments under long-term research agreements	As of December 31, 2020, the commitments to make payments under those agreements, and their estimated timing, were as follows:

($ millions)	2020
2021	26
2022	5
2023	1
2024	1
2025	—
Thereafter	47
Total	80